UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SIRF TECHNOLOGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Copyright 2008 SiRF Technology Inc. Creating a Global Leader In Connectivity and Location Platforms +

Copyright 2008 SiRF Technology Inc.
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of SiRF Technology Holdings, Inc. (“SiRF”) concerning the proposed merger of SiRF with SiRF Acquisition Sub, Inc., a direct, wholly-owned subsidiary of CSR
(“CSR”) (the “merger”) and other future events and their potential effects on SiRF, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,”
“will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties.  Actual results may differ materially from the results anticipated in these forward looking statements.  The risks and uncertainties we face include, without limitation:  the ability to obtain the approval of the transaction by SiRF’s stockholders and CSR’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected cost and revenue synergies from the transaction in the amounts or in the timeframe anticipated; the ability to integrate SiRF’s businesses into those of CSR in a timely and cost-efficient manner; the development of the markets for SiRF’s and CSR’s products,  the combined company’s ability to develop and market a multifunction radio product containing our GPS-based location technology and
CSR’s Bluetooth technology in a timely fashion; weak current economic conditions, uncertain future economic conditions and the difficulty in predicting sales, even in the short-term;
factors affecting the quarterly results of SiRF, CSR and the combined Company, sales cycles, price reductions, dependence on and qualification of foundries to manufacture the products of SiRF, CSR and the combined company, production capacity, the ability to adequately forecast demand, customer relationships, the ability of SiRF, CSR and the combined company to compete successfully, our product warranties, the impact of legal proceedings, the impact of the intellectual property indemnification practices of SiRF, CSR and the combined company; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. In particular, we refer you to “Item 1A. RISK FACTORS” of our Quarterly Report on Form 10-Q for the quarter ended September 27, 2008 filed with the Securities and Exchange Commission, for additional information regarding the risks and uncertainties discussed above as well as additional risks and uncertainties that may affect our actual results. The forward-looking statements in this communication are qualified by these risk factors.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and SiRF undertakes no obligation to update or revise any forward-
looking statements to reflect subsequent events or circumstances.  Investors, potential investors and others should give careful consideration to these risks and uncertainties.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed merger transaction involving SiRF and CSR.  In connection with the proposed merger, CSR intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form F-4 containing a proxy statement/prospectus for the stockholders of SiRF and
each of SiRF and CSR plan to file other documents with the SEC regarding the proposed merger transaction.   The definitive proxy statement/prospectus will be mailed to stockholders of SiRF.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SIRF’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY
WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  THIS ANNOUNCEMENT DOES NOT CONSTITUTE, OR FORM PART OF, AN OFFER TO
SELL, OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.   Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus, as well as other relevant documents containing important information about SiRF and CSR at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC.  SiRF’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to SiRF, 217 Devcon Drive, San Jose, CA, 95112-4211, Attention: Investor Relations, +1 (408) 392-8480 or CSR, Unit 400,
Cambridge Science Park, Milton Road, Cambridge, CB4-0WH, United Kingdom, Attention: Investor Relations, +44 (0) 1223 692 000.
SiRF and its directors and executive officers, CSR and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from
SiRF’s stockholders with respect to the proposed merger.  Information about SiRF’s directors and executive officers and their ownership of SiRF’s common stock is set forth in SiRF's annual report on Form 10-K for the fiscal year ended December 31, 2007 and SiRF's revised proxy statement for its 2008 annual meeting of stockholders, which was filed with the
SEC on Schedule 14A on July 3, 2008.  SiRF has been informed by CSR that none of CSR’s directors and executive officers holds any direct or indirect interest in SiRF.  Stockholders may obtain additional information regarding the interests of SiRF and its directors and executive officers and CSR and its directors and executive officers in the proposed merger, which may be different than those of SiRF’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger, when filed with the SEC.

Copyright 2008 SiRF Technology Inc.
Compelling Financial, Commercial and
Strategic Rationale
Strengthens
and
Diversifies
the Business
Enhances capabilities in connectivity – the “Connectivity Centre”
Strengthens the Location Platform with Connectivity
Addresses market demand for multi-function radios
Strong customer support
Expands
Leadership in
Connectivity &
Location
Substantial combined cash (pro forma of $378 million at end of FY’08)
Estimated cost synergies: approximately $35 million identified
Earnings accretion opportunity in 2H ‘09 and 2010
Revenue upside synergy opportunity
Strong
Financial
Case
Creates a global leader in both Bluetooth and GPS
Immediate scale – combined revenues of $927 million in FY’08
Top 10 Fabless semiconductor company
Significant cross-selling opportunities
Strong IP portfolio

Copyright 2008 SiRF Technology Inc.
Transaction Overview
CSR to combine with SIRF (SIRF to merge into CSR)
SIRF stockholders receive 0.741 CSR shares for every SIRF stock
As of close on February 9, 2009, represents a 91% premium
Post-transaction ownership:
SIRF – 27%
CSR – 73%
2 of 11 CSR board seats for SIRF
Dado Banatao and Kanwar Chadha to join CSR board
Transaction is expected to close in Q2 ‘09
Listing to remain in UK with US registration

Copyright 2008 SiRF Technology Inc.
Overview of CSR
Key Products
Business Description
Leader in Bluetooth ICs
2008 revenue of $695 million and
Underlying Operating Profit* of $65.2
million
Strong cash position of $262 million
as of December 31, 2008
Headquartered in Cambridge, UK
Strong patent portfolio
Example Major Customers
* Non-GAAP Underlying Operating Profit excludes charges in R&D for amortisation of acquired intangible assets (53 weeks ended 2 January 2009: $5.4mm) and charges in SG&A for restructuring (53 weeks ended 2 January 2009: $14.4mm), the adjustment to goodwill as a result of the recognition of pre acquisition tax losses (53 weeks ended 2 January 2009:
$1.0mm), and non cash impairment charges (53 weeks ended 2 January 2009: $52.9mm).  See slide 19 for adjustments made to Operating Profit to arrive at Underlying Operating Profit.
5
Bluetooth ICs
Handsets
Headsets
UniFi – embedded WiFi
MusiCore – Bluetooth + audio

Copyright 2008 SiRF Technology Inc. Large & High Growth Markets

Copyright 2008 SiRF Technology Inc. Our Combined Markets Embedded Consumer Mobile Phone Mobile Computer Automotive Location Awareness & Connectivity for Mass Markets

Copyright 2008 SiRF Technology Inc.
Leader in Two Attractive Growth Markets
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2009 2010 2011 2012
-
100
200
300
400
500
600
700
800
2009 2010 2011 2012
Bluetooth GPS
Source:   CSR estimates
8

Copyright 2008 SiRF Technology Inc. Leadership Opportunity

Copyright 2008 SiRF Technology Inc.
Strengthens the “Connectivity Centre”
low energy
CSR SYNERGY
10
BLUECORE
SIRFSTAR, BC7000
UNIFI
CSR 9000
MUSICORE
BC5  and BC7000
BC7000
TEST CHIP
DASH
TEST CHIP
MAGOO
GPS
R F

Copyright 2008 SiRF Technology Inc.
Convergence of Connectivity & Location
Current
Location-centric
Future
Connectivity + location
Location + connectivity
…and an opportunity to differentiate the platform
Connectivity-centric

Copyright 2008 SiRF Technology Inc.
Our Combined Platforms
Infrastructure & Software Framework
AGPS, EGPS, Hybrid, Synergy
Multi-function
SoCs
Stand-Alone
Discretes
Multi-function
Combo Radios
Audio
SoCs
Navigation
SoCs
GPS/BT/FM
MFR
WF/BT/FM
MFR
WiFi
BT
GPS

Copyright 2008 SiRF Technology Inc.
Driving Connectivity & Location Mainstream
One of the largest mobile phone providers is saying that in the next three to five years, every phone they sell will carry location applications

SiRF

NOKIA

RIM

SAMSUNG

LG

MOTOROLA

SHARP

Google

android

Pioneer

TomTom

Mio explore more

BMW

MITSUBISHI

OnStar

Continental

BECKER

LG

BLAUPUNKT

Microsoft Windows Automotive

SYNC Powered by Microsoft

SIEMENS

SONY

intel

GARMIN

DELL

ASUS

acer

TOSHIBA

Bushnell

GN Netcom

FUJITSU

PHILIPS

BOSE

PLANTRONICS

SENNHEISER

Copyright 2008 SiRF Technology Inc. Our Customers and Alliances Mobile Phones Automotive Consumer & PCs

Copyright 2008 SiRF Technology Inc.
Great Cross-selling Opportunity
•
Complementary customer base cross-selling opportunities are
significant
•
Dual product offering increases combined group’s attractiveness as a supplier
No business Design in First Design win Leading supplier Sole supplier
SiRF driven Defend CSR driven
CSR
(BT)
SiRF
(GPS)
Leading Handset Manufacturers
Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7

Copyright 2008 SiRF Technology Inc. Strong Financial Case

Copyright 2008 SiRF Technology Inc.
Strong Financial Case
$ million
SiRF
2008A
CSR
2008A
Pre-
Announced
Estimated 2009
Cost Savings
Estimated
Cost
Synergies
Pro-
Forma
Adjusted
Total
Revenue
232.5 694.9 927.4
Adjusted Non-
GAAP EBIT
2
(37.5) 65.2 60.0
1
35.0 122.7
Adjusted Non-
GAAP Margin
na 9.4% 13.2%
Notes:
1
Includes run rate impact of cost reductions announced in 2008 for SiRF and CSR of $35m and $25m respectively
2
CSR EBIT represents Underlying Operating Profit. SiRF EBIT is non GAAP Operating Income (Loss).
Broader, more diversified revenue base (pro forma 2008 revenue of $927 million)
Strong combined cash position (pro forma $378 million as of FY’08 end)
Already identified $35 million of expected annual cost saving opportunity
Estimated one-off integration charge of $15 million
Earnings accretion opportunity in 2H 2009 and 2010

Copyright 2008 SiRF Technology Inc.
Operating Income Adjustments
GAAP Operating Income (Loss) $(357.3)
Stock-based Compensation Expense 38.4
Amortization of Acquisition-related
Intangible Assets
19.1
Acquisition-related Contingent Payments 0.4
Restructuring and Asset Impairment
Charges
3.3
Goodwill Impairment 215.7
Acquisition-related Intangible Asset
Impairment
42.9
Non-GAAP Operating Income (Loss) $(37.5)
Operating Loss $(8.5)
Amortization of Acquired Intangible
Assets
5.4
Restructuring Charges 14.4
Adjustment to Goodwill as a Result of
Recognition of Pre Acquisition Tax
Losses
1.0
Non Cash Impairment Charges 52.9
Underlying Operating Profit $65.2
SIRF 2008 ($ mm) CSR 2008 ($ mm)

Copyright 2008 SiRF Technology Inc.
Company Leadership
CSR executive management team to lead combined business
Joep van Beurden, CEO
Will Gardiner, CFO
Expected to reorganize into 3 business units: Wireless, Auto, Consumer
Combination of CSR and SIRF senior management
2 SIRF board members added to CSR board
Dado Banatao, Executive Chairman and Interim SIRF CEO
Kanwar Chadha, Founder, SIRF and VP, Marketing

Copyright 2008 SiRF Technology Inc.
Expected date Event
Projected Timeline
Mid Feb – Mid March HSR waiting period and clearance
April - May Prospectus and circular sent to CSR shareholders
F-4 registration statement sent to SIRF shareholders
May - June CSR and SIRF shareholder meetings to approve the
transaction
June Completion

Copyright 2008 SiRF Technology Inc. Future Sharing Personalization Natural Language Interface Content Context Rich Visualization Location Enabled & Connected

Copyright 2008 SiRF Technology Inc. Locations Because Life Moves! Connectivity Because We Communicate! +